UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 28, 2007
(Date of Earliest Event Reported)

ALLIANCE IMAGING, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	Commission File:	33-0239910
(State or Other Jurisdiction of Incorporation or Organization)	1-16609	(I.R.S. Employer Identification No.)

1900 S. State College Blvd., Suite 600
Anaheim, California 92806
 (Address of Principal Executive Offices)

(714) 688-7100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                             Regulation FD Disclosure.

                                                Private Notes Offering.  On November 28, 2007, Alliance Imaging, Inc. (the “Company”) issued a press release announcing a proposed private offering of $125 million of senior subordinated notes.  A copy of the press release is attached as Exhibit 99.1 hereto.

Item 8.01                                             Other Events.

                                                Business Description.  In connection with the proposed private offering of senior subordinated notes, the Company has updated and revised the description of its business, a copy of which is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

                                                (d)                                 Exhibits.

                                                The following exhibits are filed with this Form 8-K:

                                                99.1         Press Release dated November 28, 2007

                                                99.2         Business Description

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       November 28, 2007                                                               ALLIANCE IMAGING, INC.

By:	/s/ Eli H. Glovinsky
	Name:	Eli H. Glovinsky
	Title:	Executive Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated November 28, 2007

99.2	Business Description